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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 18, 1999



                          The Williams Companies, Inc.
             (Exact name of registrant as specified in its charter)



    Delaware                      1-4174                     73-0569878
(State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)               Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                  74172
(Address of principal executive offices                             (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000





                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

           The board of directors of The Williams Companies, Inc. (the "Company") has adopted amendments to the Company's By-laws to provide for a requirement of advance notice for proposing business at a meeting of stockholders and for the nomination of a director at a meeting of stockholders.


Item 7.  Exhibits.

         The Company files the following exhibit as part of this report:
         Exhibit 99.1 Copy of the Company's By-laws, as amended, effective November 18, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            THE WILLIAMS COMPANIES, INC.



                                            /s/ SHAWNA L. GEHRES
                                            ------------------------------------
                                            Name:  Shawna L. Gehres
                                            Title: Secretary
Date:  January 18, 2000



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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
    99.1            Copy of the Company's By-laws, as amended, effective
                    November 18, 1999.